UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

[  ]   Preliminary Information Statement

[  ]   Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[X] Definitive Information Statement

SHANDONG RUITAI CHEMICAL CO., LTD.

(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the Appropriate Box):

[X]  No fee required

[  ]   $125.00 per Exchange Act Rule 0-11(c)(1)(ii) or 14c-5(g) and 0-11

[  ]   Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

1.

Title of each class of securities to which transaction applies:

_________________________________________________________________

2.

Aggregate number of securities to which transaction applies:

_________________________________________________________________

3.

Per unit price or other underlying value of transaction computed pursuant to Exchange

            Act Rule 0-11

_________________________________________________________________

4.

Proposed maximum aggregate value of transaction

_________________________________________________________________

5.

Total fee paid

_________________________________________________________________

[  ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

SHANDONG RUITAI CHEMICAL CO., LTD.

87-10 Clover Place

Holliswood, NY 11423

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY

The actions described in this Information Statement have already been approved by our majority stockholder, a vote of the remaining stockholders is not necessary.

This Information Statement is being furnished to the stockholders of Shandong Ruitai Chemical Co., Ltd., a Delaware corporation (hereinafter referred to as “we,” “us,” “our,” or the “Company”), on or around February 19, 2007 (the “Mailing Date”), in connection with the approval by the majority stockholder of an amendment (the “Amendment”) to the Company’s Certificate of Incorporation changing the name of the Company to “China RuiTai International Holdings Co., Ltd.”  The Amendment will be effective no sooner than twenty (20) days after the Mailing Date (the “Effective Date”).

Statements Regarding Forward Looking Information

This Information Statement and the documents incorporated in this document by reference contain forward-looking statements within the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 with respect to our financial condition and results of operations and business.  Words such as “anticipates,” “expects,” “intends,” “plans,” “believes,” “seeks,” “estimates” and similar expressions identify forward-looking statements.  These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements.

General Information

This Information Statement has been prepared by our management, and the entire cost of furnishing this Information Statement will be borne by us.  We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of our voting securities held of record by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

The Company is registered under Section 12(g) of the Securities Exchange Act of 1934 and is subject to the reporting obligations under Section 13 of the Securities Exchange Act of 1934.  The Company’s common stock trades publicly on the Over-The-Counter Bulletin Board under the symbol “CPRY.”

Summary of the Amendment

The Amendment will result in the name of the Company being changed from “Shandong Ruitai Chemical Co., Ltd.” to “China RuiTai International Holdings Co., Ltd.”  The purpose of the name change is to reflect the changed nature of the Company’s business operations.  The name change is reflected in the form of the Certificate of Amendment of Certificate of Incorporation which is attached hereto as Exhibit 1, and incorporated herein by reference.

THE AMENDMENT HAS NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE FAIRNESS OR MERIT OF THE AMENDMENT NOR UPON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS INFORMATION STATEMENT.  ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

PLEASE NOTE THAT THIS IS NEITHER A REQUEST FOR YOUR VOTE NOR A PROXY STATEMENT, BUT RATHER AN INFORMATION STATEMENT DESIGNED TO INFORM YOU OF THE AMENDMENT AND ITS EFFECTS AND TO PROVIDE YOU WITH INFORMATION ABOUT THE AMENDMENT AND THE BACKGROUND OF THESE TRANSACTIONS.

Questions and Answers About the Amendment

Q.

Why did I receive this Information Statement?

A.

Applicable laws require us to provide you information regarding the Amendment even though your vote is neither required nor requested for the Amendment to become effective.

Q.

What will I receive when the Amendment is effective?

A.

The Amendment has already been approved, and you will not receive anything notifying you that the Amendment has become effective.

Q.

Why am I not being asked to vote?

A.

The holders of a majority of the issued and outstanding shares of Common Stock have already approved the Amendment pursuant to a written consent in lieu of a meeting.  Such approval, together with the approval of the Company’s Board of Directors, is sufficient under Delaware law, and no further approval by our stockholders is required.

Q.

What do I need to do now?

A.

Nothing.  This information statement is purely for your information and does not require or request you to do anything.

Q.

Whom can I contact with questions?

A.

If you have any questions about any of the actions to be taken by the Company, please contact the Company.

Actions by the Board of Directors and Consenting Shareholders

On January 27, 2007, the Board of Directors (the “Board”) unanimously approved, and recommended for shareholder approval, the amendment of the Company’s Certificate of Incorporation in order to change the name of the Company to “China RuiTai International Holdings Co., Ltd.”  The record date established by the Board for purposes of determining the number of outstanding shares of voting stock entitled to vote on the Amendment was January 27, 2007 (the “Record Date”).  On the Record Date, stockholders owning greater than a majority of the outstanding shares of Common Stock approved the Amendment by action taken without a meeting in accordance with Delaware law.

Pursuant to Chapter 1, Subchapter VIII, §242 of the General Corporation Law of Delaware, amendments to the Company’s Certificate of Incorporation must be approved by a majority of the Company’s stockholders.  In order to obtain the required approval of our stockholders, we could either convene a special meeting of the shareholders for the specific purpose of voting on the proposed Amendment, or we could obtain written consent from the holders of a majority of our issued and outstanding voting securities.   In order to eliminate the costs and management time involved in holding a special meeting, our Board of Directors voted to utilize the written consent of the holders of a majority interest of our Common Stock.  The elimination of the need for a special meeting of stockholders to approve the Amendment is made possible by to Chapter 1, Subchapter VII, §228 of the General Corporation Law of Delaware, which provides that any action required to be taken at any annual or special meeting of stockholders of a corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.

The Company has two classes of stock authorized, Preferred Stock and Common Stock. As of the date of this Information Statement, the Company has 2,054,652 shares of its Common Stock issued and outstanding.  There are no shares of Preferred Stock issued and outstanding. On January 27, 2007, our majority stockholder holding 1,752,500 shares of Common Stock, or approximately 85.29% of the issued and outstanding shares of Common Stock, approved the Amendment.  No further vote of our stockholders is required for the Company to effect the Amendment.

Pursuant to the rules and regulations promulgated by the SEC under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), an Information Statement must be sent to the holders of voting stock who do not sign the written consent at least 20 days prior to the effective date of any corporate action taken or authorized pursuant to the consent of the Company’s stockholders.

Dissenter’s Rights

Stockholders who do not consent to the proposals are not entitled to the dissenter’s or appraisal rights provided by the General Corporation Law of Delaware.

Principal Share Ownership

As of the Record Date, the Company had a total of 2,054,652 shares of Common Stock issued and outstanding.  The following table sets forth, as of the Record Date, the stock ownership of each executive officer and director of the Company, of all executive officers and directors as a group, and of each person known by the Company to be a beneficial owner of 5% or more of its Common Stock.  Unless otherwise noted, each person listed below is the sole beneficial owner of the shares and has sole investment and voting power of such shares, to the best of the Company’s knowledge.

Title of Class	Name	Number of Shares Beneficially Owned	Percent of Class

Common	Anna Herbst (1)	0	0%

Common	Cosmo Palimieri (1)	0	0%

Common	Frank Pioppi (1) (2)	1,752,500	85.29%

Common	Mid-Continental Securities Corp.	1,752,500	85.29%

Common	All Officers and Directors as a Group (3 in number)	1,752,500	85.29%

(1)Officer or Director.

(2) Mr. Pioppi is an executive officer of Mid-Continental Securities Corp. and accordingly, may be deemed to be the beneficial owner of the Common Stock owned by Mid-Continental Securities Corp.

Directors and Executive Officers

The Company currently has three directors and three officers.  The following table shows the current directors and officers of the Company:

Name	Age	Position	Director Since
Anna Herbst	52	Director, President, Chief Financial Officer	September 2006
Cosmo Alberto Palmieri	35	Director and Vice President	September 2006
Frank C. Pioppi	48	Director and Secretary	September 2006

Biographical Information

Anna Herbst.  Ms. Herbst has over 17 years of experience in the field of reverse mergers and research with regard to suitability of companies on the Pink Sheets, Over-The-Counter

Bulletin Board, NASDAQ board and AMEX board for their use as shell companies for the purpose of reverse mergers. She has also assisted in the process of completing quarterly and annual Commission Forms 10-K, 10-Q and all other Commission forms.

Cosmo Alberto Palmieri. Mr. Palmieri graduated from the University of Texas at Austin in 1993 with a B.A. Degree in Economics. He is the owner and president of Sendero Development, Inc. in Austin, Texas, which develops residential subdivisions and high-end homes. He oversees all of the building and business aspects of Sendero Development, Inc.

Frank C. Pioppi. Mr. Pioppi has owned and operated Beachmont Restaurants, Inc. since 1983; and he is currently and executive officer of Mid-Continental Securities Corp., the Purchaser. He graduated from the University of Massachusetts in 1980, with a B.A. Degree, and has invested in and owned investment real estate properties since that time.

Compensation of Directors and Executive Officers

The table below summarizes all compensation awarded to, earned by, or paid to our executive officers by any person for all services rendered in all capacities to us for the fiscal year ended October 31, 2006.

Name & Principal Position	Fiscal Year	Base Salary	Bonus	Annual Compensation	Restricted Stock Awards	Underlying Options	LTI Payouts	Other Compensation
David C. Merrell, President & Director	2006	0	0	0	0	0	0	0
Kristine M. Rogers, Secretary, Treasurer, & Director	2006	0	0	0	0	0	0	0
Anna Herbst, President, Director, & Chief Financial Officer	2006	0	0	0	0	0	0	0
Cosmo Palmieri, Vice President & Director	2006	0	0	0	0	0	0	0
Frank Pioppi, Secretary & Director	2006	0	0	0	0	0	0	0

Financial Information

Please see the Company’s Annual Report on Form 10-KSB, filed with the Securities and Exchange Commission on February 13, 2007 for details regarding the Company’s financial information.   A copy of the report is incorporated herewith as Exhibit 1.

Exhibits

1.

Certificate of Amendment of Certificate of Incorporation, filed with the Delaware Secretary of State.

2.

The Company’s 2007 Annual Report (incorporated by reference from Form 10-KSB filed with the Securities and Exchange Commission on February 13, 2007).

THE BOARD OF DIRECTORS

February 16, 2007

EXHIBIT 1

STATE OF DELAWARE

CERTIFICATE OF AMENDMENT

OF CERTIFICATE OF INCORPORATION

The corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware does hereby certify:

FIRST: That at a meeting of the Board of Directors of Shandong Ruitai Chemical Co., Ltd. resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of said corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of said corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of this corporation be amended by changing the Article thereof numbered "First" so that, as amended, said Article shall be and read as follows:

The name of this corporation shall be: China RuiTai International Holdings Co., Ltd.

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of said corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

FOURTH: That said amendment shall be effective on March 12, 2007.

IN WITNESS WHEREOF, said corporation has caused this certificate to be signed this 29th day of January 2007.

By: /s/ Anna Herbst

Authorized Officer

Title: President

Name:  Anna Herbst